FINANCIAL INSTRUMENT RISK	12 Months Ended
Dec. 31, 2025
FINANCIAL INSTRUMENT RISK
FINANCIAL INSTRUMENT RISK
19.  FINANCIAL INSTRUMENT RISK

The Board of Directors has overall responsibility for the establishment and oversight of the Company’s risk management framework. The Company is exposed to liquidity and credit risks arising from its financial instruments. The Company’s financial instruments include cash, restricted cash, other receivables, marketable securities, accounts payable and accrued liabilities, deferred income and the bridge loan. These financial assets and liabilities are primarily classified and measured at amortized cost, except for marketable securities, which are measured at fair value through profit or loss. The carrying values of the Company’s financial instruments approximate their fair values due to their short-term nature.

As at December 31, 2025, the carrying amount of the bridge loan was $15,066,071, which includes interest capitalized to the loan principal under the payment-in-kind interest terms of the loan. The fair value of the loan approximates its carrying amount given its recent issuance and floating interest rate. The bridge loan is classified as a non-current liability as the contractual maturity extends twelve months beyond the reporting date.

a)       Liquidity risk

Liquidity risk is the risk that the Company will be unable to meet its financial obligations as they come due.  Refer to note 1(b) for more information regarding the Company’s liquidity risk.

b)       Credit risk

The Company is exposed to credit risk on its cash, restricted cash and value added tax receivables.  To reduce credit risk, substantially all cash is on deposit at major banks. Restricted cash are deposits held by the Bureau of Land Management (“BLM”) in California, and FeFo the land management authority in Norway.  As at December 31, 2025, sales tax recoverable was $958,332 (2024: $41,139).  Restricted cash is comprised of bonds valued at $91,341 (2024: $6,302) held by the BLM and cash held in a restricted account valued at $152,125 held by FeFo. As at December 31, 2025, there was no cash held in escrow (2024: $27,000,084). The Company’s exposure to credit risk is limited to the carrying amount of its cash, restricted cash and sales tax recoverable. Accordingly, the Company considers its exposure to credit risk minimal.

c)       Market Risk

Market risk is the risk of loss that may arise from changes in market factors such as interest rates, foreign exchange rates, and commodity and equity prices.

Interest rate risk

The Company has cash balances which are not subject to significant risks in fluctuating interest rates.  The Company’s current policy is to invest excess cash in high rate savings or investment-grade short-term deposit certificates issued by its banking institutions.  The Company periodically monitors the investments it makes and is satisfied with the credit ratings of its banks.

At December 31, 2025 the Company held interest-bearing cash, cash equivalents and restricted cash of $92,963,414 (2024: $30,001,806). A 1% increase or decrease in interest rates, with all other variables held constant, would increase or decrease the Company’s net loss by approximately $929,634 (2024: $300,018). This is based on the Company’s interest-bearing balances at the reporting date. Restricted cash balances that do not earn interest have been excluded from this analysis.

Foreign currency risk

The Company is exposed to foreign currency risk on fluctuations related to cash, restricted cash, receivables, accounts payable and accrued liabilities, and capital expenditures that are denominated in US dollars and Norwegian Kroner.

Sensitivity Analysis

The Company operates through subsidiaries in the United States and Norway and is exposed to foreign currency risk arising from fluctuations in exchange rates. The Company’s principal exposure relates to balances denominated in US dollar and Norwegian Krone relative to the Canadian dollar.

The following table illustrates the estimated impact on loss and comprehensive loss before income taxes of a 10% change in the CAD exchange rate against the USD and NOK, based on the Company’s monetary financial instruments denominated in foreign currencies as at December 31, 2025.

Currency	Change	Effect on Pre-Tax Loss	Change	Effect on Pre-Tax Loss
USD	+10%	$1,312,643	-10%	$(1,312,643)
NOK	+10%	$295,364	-10%	$(295,364)

Market Price risk

   Equity price risk

The Company is exposed to equity price risk through fluctuations in the market price of its own common shares. Equity price risk is defined as the potential adverse impact on the Company’s earnings, or ability to obtain equity financing, due to movements in individual equity prices or broader stock market movements.

In addition, the Company holds equity instruments which are classified as marketable securities and are subject to equity price risk. The market price or value of these investments can vary from period to period. A 10% fluctuation in the quoted market price of marketable securities would have a minimal impact on the Company’s loss and comprehensive loss.

ii.  Commodity price risk

Commodity price risk is defined as the potential adverse impact on earnings and economic value due to commodity price movements and volatility. The Company closely monitors commodity prices of zinc, copper, gold, silver, individual equity movements, and the stock market to determine the appropriate course of action to be taken by the Company.